UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2023

LiqTech International, Inc.
(Exact name of registrant as specified in charter)

Nevada	001-36210	20-1431677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Industriparken 22C, 2750 Ballerup, Denmark
(Address of principal executive offices)

+4531315941
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	LIQT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement. ∙

As previously disclosed in the Current Report on Form 8-K of LiqTech International, Inc. (the “Company”) filed with the Securities and Exchange Commission on June 27, 2022, on June 22, 2022, the Company issued and sold senior promissory notes in an aggregate principal amount of $6.0 million (the “Notes”) and issued warrants to purchase an aggregate of 531,250 shares of common stock, $0.001 par value, of the Company (“Common Stock”) at an exercise price of $5.20 per share to 21 April Fund, L.P. and 21 April Fund, Ltd., affiliates of Bleichroeder L.P. (collectively, the “Purchasers”), pursuant to a note and warrant purchase agreement entered into with the Purchasers (the “Note and Warrant Purchase Agreement”).

On October 13, 2023, the Company and the Purchasers entered into an amendment to the Note and Warrant Purchase Agreement (the “Amendment”) and Allonge No. 1 to each of the Notes (collectively, the “Allonges”) effective as of September 30, 2023, pursuant to which the Company and the Purchasers extended the maturity date of the Notes from June 20, 2024, to January 1, 2026 (the “Extension”). As consideration for the Extension, simultaneously with the entry into the Amendment and Allonges, the Company issued to the Purchasers additional warrants to purchase an aggregate of 531,250 shares of Common Stock at an exercise price of $5.20 per share, subject to adjustment as provided therein (the “2023 Warrants”). The 2023 Warrants are exercisable at any time prior to the five-year anniversary of the initial exercise date of September 30, 2023. The Amendment entitles the Purchasers to registration rights with respect to the shares of Common Stock issuable upon exercise of the 2023 Warrants pursuant to the existing Registration Rights Agreement, dated June 22, 2022, by and between the Company and the Purchasers.

The foregoing descriptions of the Amendment, the Allonges and the 2023 Warrants are qualified in their entirety by reference to the full text of the Amendment, the form of Allonge and the form of 2023 Warrant, copies of which are attached hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 4.1, respectively, and which are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities. ∙

The information provided in Item 1.01 above with respect to the issuance of the 2023 Warrants to the Purchasers is incorporated into this Item 3.02 by reference.

The 2023 Warrants were issued to the Purchasers in reliance on the private offering exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D promulgated thereunder. The Company relied on this exemption based in part on representations and warranties made by each of the Purchasers in the Amendment as to their qualification as “accredited investors,” as defined pursuant to Rule 501(a) of Regulation D promulgated under the Securities Act.

The 2023 Warrants, and any shares issuable upon exercise of the 2023 Warrants, have not been registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration under the Securities Act or an exemption from such registration requirements.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:

EXHIBIT NO.	DESCRIPTION	LOCATION
4.1	Form of Warrant	Filed herewith
10.1	First Amendment to Note and Warrant Purchase Agreement	Filed herewith
10.2	Form of Allonge No. 1	Included in Exhibit 10.1
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LIQTECH INTERNATIONAL, INC.

Date: October 19, 2023	/s/ Simon Stadil
Simon Stadil
Chief Financial Officer